UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 7, 2017

SECURE POINT TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

215 Depot Court SE

Leesburg, VA 20175

 (Address of Principal Executive Offices, including Zip Code)

(212) 752-1700

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17   CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

As previously reported, on October 10, 2016, Secure Point Technologies, Inc., formerly known as Implant Sciences Corporation (the “Company”) and each of its subsidiaries IMX Acquisition Corp., C Acquisition Corp. and Accurel Systems International Corporation (collectively with the Company, the “Debtors”) filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the Bankruptcy Court for the District of Delaware.  The Chapter 11 case was captioned In re FIAC Corp., et. al., Case No. 16-12238-BLS.

On June 20, 2017, the Company filed the First Amended Joint Plan Pursuant to Chapter 11 of the Bankruptcy Code (the “Plan”) and the First Amended Disclosure Statement with Respect to First Amended Joint Plan Pursuant to Chapter 11 of the Bankruptcy Code (the “Disclosure Statement”) with the Bankruptcy Court. The Plan was accepted by a vote of the Class 6 Secure Point Technologies, Inc. shareholders and shareholders elected the Plan Distribution Option as evidenced by a voting certification (the “Voting Certification”) filed with the Bankruptcy Court on July 31, 2017. The hearing to consider confirmation of the Plan is currently scheduled for August 3, 2017 before the Bankruptcy Court.  A copy of the Voting Certification filed by the Company with the Bankruptcy Court is filed as Exhibit 2.1 and incorporated herein by reference. There were 79,886,165 shares of common stock outstanding as of May 15, 2017 and there were no shares reserved for future issuance under the Plan.

The foregoing represents a summary of certain of the material matters contemplated to occur either pursuant to or in connection with the confirmation and implementation of the Plan. This summary only highlights certain of the substantive provisions of the Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan and related Disclosure Statement.

The press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall the press release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Voting Certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURE POINT TECHNOLOGIES, INC.

By:   /s/ Robert P. Liscouski

        Name:  Robert P. Liscouski

        Title: President

Date:  July 31, 2017

EXHIBIT INDEX

Exhibit No.	Description
2.1	Voting Certification